UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GRAYBUG VISION, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Logo P O BOX 8016 CARY NC 27512 9903 Graybug Vision Inc Important Notice Regarding the Availability of Proxy Materials Stockholders Meeting to be held on June 02 2021 For Stockholders of record on April 09 2021 This communication presents only an overview of the more complete proxy materials that are available to you on the Internet This is not a ballot You cannot use this notice to vote your shares We encourage you to access and review all of the important information contained in the proxy materials before voting To view the proxy materials and to obtain directions to attend the meeting go to www proxy docs com GRAY To vote your proxy while visiting this site you will need the 12 digit control number in the box below Under United States Securities and Exchange Commission rules proxy materials do not have to be delivered in paper Proxy materials can be distributed by making them available on the internet For a convenient way to view proxy materials and VOTE go to www proxydocs com GRAY Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions If you want to receive a paper or e mail copy of the proxy materials you must request one There is no charge to you for requesting a copy In order to receive a paper package in time for this year's meeting you must make this request on or before May 21 2021 Graphic To order paper materials use one of the following methods INTERNET www investorelections com GRAY TELEPHONE 866 648 8133 E MAIL paper investorelections com Graybug Vision Inc Meeting Type Annual Meeting of Stockholders Date Wednesday June 02 2021 Time 09 00 AM Pacific Time Place To be held virtually please visit www proxydocs com GRAY for additional information on virtual meeting registration You must register to attend the meeting online and or participate at www proxy docs com GRAY SEE reverse for full agenda graybug vision inc annual meeting of stockholders the board of directors recommends a vote for on proposals 1 and 2 proposal 1 to elect one class i director to serve a three-year term through the 2024 annual meeting of stockholders following this meeting and until a successor has been elected and qualified or until earlier resignation or removal 1 01 christy shaffer ph d 2 to ratify the appointment of ernst young llp as our independent registered public accounting firm for the fiscal year ending december 31 2021